EXHIBIT 99.2

DTE Energy®

# 2Q 2013

# Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30,	December 31,
	2013	2012
	(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$46	$65
Restricted cash, principally Securitization	112	122
Accounts receivable (less allowance for doubtful accounts of $63 and $62, respectively)
Customer	1,314	1,336
Other	102	126
Inventories
Fuel and gas	378	527
Materials and supplies	249	234
Deferred income taxes	—	21
Derivative assets	90	108
Regulatory assets	90	182
Other	115	194
	2,496	2,915
Investments
Nuclear decommissioning trust funds	1,080	1,037
Other	574	554
	1,654	1,591
Property
Property, plant and equipment	24,356	23,631
Less accumulated depreciation, depletion and amortization	(9,166)	(8,947)
	15,190	14,684
Other Assets
Goodwill	2,018	2,018
Regulatory assets	3,790	4,235
Securitized regulatory assets	326	413
Intangible assets	138	135
Notes receivable	106	112
Derivative assets	27	39
Other	199	197
	6,604	7,149
Total Assets	$25,944	$26,339

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited) — (Continued)

	June 30,	December 31,
	2013	2012
	(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$808	$848
Accrued interest	97	93
Dividends payable	229	107
Short-term borrowings	216	240
Current portion long-term debt, including capital leases	879	817
Derivative liabilities	90	125
Gas inventory equalization	73	—
Other	570	538
	2,962	2,768
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,116	6,220
Securitization bonds	201	302
Junior subordinated debentures	480	480
Capital lease obligations	9	12
	6,806	7,014
Other Liabilities
Deferred income taxes	3,280	3,191
Regulatory liabilities	954	1,031
Asset retirement obligations	1,784	1,719
Unamortized investment tax credit	51	56
Derivative liabilities	16	26
Accrued pension liability	1,355	1,498
Accrued postretirement liability	702	1,160
Nuclear decommissioning	164	159
Other	283	306
	8,589	9,146
Commitments and Contingencies
Equity
Common stock, without par value, 400,000,000 shares authorized, 174,960,000 and 172,351,680 shares issued and outstanding, respectively	3,762	3,587
Retained earnings	3,945	3,944
Accumulated other comprehensive loss	(155)	(158)
Total DTE Energy Company Equity	7,552	7,373
Noncontrolling interests	35	38
Total Equity	7,587	7,411
Total Liabilities and Equity	$25,944	$26,339

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,
	2013	2012
	(In millions)
Operating Activities
Net income	$342	$305
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	527	482
Deferred income taxes	123	81
Asset (gains) and losses, reserves and impairments, net	—	(7)
Changes in assets and liabilities, exclusive of changes shown separately	275	300
Net cash from operating activities	1,267	1,161
Investing Activities
Plant and equipment expenditures — utility	(708)	(708)
Plant and equipment expenditures — non-utility	(197)	(131)
Proceeds from sale of assets	15	15
Restricted cash for debt redemption, principally Securitization	10	15
Proceeds from sale of nuclear decommissioning trust fund assets	27	36
Investment in nuclear decommissioning trust funds	(35)	(44)
Other	(23)	(15)
Net cash used for investing activities	(911)	(832)
Financing Activities
Issuance of long-term debt	371	496
Redemption of long-term debt	(515)	(140)
Short-term borrowings, net	(24)	(380)
Issuance of common stock	19	20
Dividends on common stock	(215)	(199)
Other	(11)	(9)
Net cash used for financing activities	(375)	(212)
Net Increase (Decrease) in Cash and Cash Equivalents	(19)	117
Cash and Cash Equivalents at Beginning of Period	65	68
Cash and Cash Equivalents at End of Period	$46	$185

DTE Electric Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(In millions)
Operating Revenues	$1,265	$1,289	$2,484	$2,487
Operating Expenses
Fuel and purchased power	435	428	807	805
Operation and maintenance	343	334	674	689
Depreciation and amortization	221	203	433	388
Taxes other than income	63	60	133	128
Asset (gains) losses and reserves, net	1	(1)	—	(1)
	1,063	1,024	2,047	2,009
Operating Income	202	265	437	478
Other (Income) and Deductions
Interest expense	68	65	134	134
Other income	(9)	(11)	(24)	(27)
Other expenses	6	9	12	15
	65	63	122	122
Income Before Income Taxes	137	202	315	356
Income Tax Expense	47	75	109	132
Net Income	$90	$127	$206	$224

DTE Gas Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(In millions)
Operating Revenues	$243	$209	$837	$710
Operating Expenses
Cost of gas	78	59	370	330
Operation and maintenance	103	95	208	194
Depreciation and amortization	24	23	47	46
Taxes other than income	14	13	31	31
	219	190	656	601
Operating Income	24	19	181	109
Other (Income) and Deductions
Interest expense	14	14	29	29
Interest income	(2)	(1)	(3)	(3)
Other income	(2)	(3)	(4)	(5)
Other expenses	1	1	1	2
	11	11	23	23
Income Before Income Taxes	13	8	158	86
Income Tax Expense	5	3	56	30
Net Income	$8	$5	$102	$56

DTE Energy Debt/Equity Calculation
As of June 30, 2013
($ millions)

Short-term borrowings	$216
Current portion of long-term debt, including capital leases	879
Mortgage bonds, notes and other	6,116
Securitization bonds, excluding current portion	201
Capital lease obligations	9
Other adjustments	294
less Securitization bonds, including current portion	(390)
50% Junior Subordinated Debentures	240
Total debt	7,565

50% Junior Subordinated Debentures	240
Common equity	7,587
Total adjusted equity	7,827

Total capitalization	$15,392

Debt	49.1%
Adjusted equity	50.9%

Total	100%

Sales Analysis - Q2 2013

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	Q2 2013	Q2 2012	% Change		Q2 2013	Q2 2012	% Change
Residential	3,345	3,587	(7)%	Residential	$532,433	$523,858	2%
Commercial	4,158	4,247	(2)%	Commercial	477,319	481,778	(1)%
Industrial	2,675	2,563	4%	Industrial	210,984	202,742	4%
Other	216	221	(2)%	Other	26,870	26,338	2%
	10,394	10,618	(2)%		$1,247,606	$1,234,716	1%
Choice	1,287	1,312	(2)%	Choice	24,222	23,155	5%
TOTAL SALES	11,681	11,930	(2)%	TOTAL REVENUES	$1,271,828	$1,257,871	1%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	Q2 2013	Q2 2012	% Change		Q2 2013	Q2 2012	% Change
Residential	14,192	11,269	26%	Residential	$137,548	$118,469	16%
Commercial	3,024	2,394	26%	Commercial	28,406	23,214	22%
Industrial	85	393	(78)%	Industrial	637	3,155	(80)%
	17,301	14,056	23%		$166,591	$144,838	15%
End User Transportation*	32,043	33,804	(5)%	End User Transportation*	44,637	39,587	13%
TOTAL SALES	49,344	47,860	3%	TOTAL REVENUES	$211,228	$184,425	15%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	Q2 2013	Q2 2012	% Change		Q2 2013	Q2 2012	% Change
Actuals**	205	331	(38)%	Actuals	818	653	25%
Normal	215	215	—%	Normal	757	781	(3)%
Deviation from normal	(5)%	54%		Deviation from normal	8%	(16)%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	Q2 2013	Q2 2012
DTE Electric	$(2)	$21
DTE Gas	4	(2)
________________
** 2013 CDDs adjusted/normalized to reflect actual customer response to weather; AMI usage data demonstrates non-linear response to weather variation

Sales Analysis - YTD June 30, 2013

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	7,199	7,287	(1)%	Residential	$1,111,169	$1,087,273	2%
Commercial	8,081	8,132	(1)%	Commercial	918,748	920,445	—%
Industrial	5,111	4,938	4%	Industrial	397,238	390,408	2%
Other	468	479	(2)%	Other	53,334	52,803	1%
	20,859	20,836	—%		$2,480,489	$2,450,929	1%
Choice	2,547	2,567	(1)%	Choice	47,242	44,625	6%
TOTAL SALES	23,406	23,403	—%	TOTAL REVENUES	$2,527,731	$2,495,554	1%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	59,749	48,062	24%	Residential	$507,531	$440,114	15%
Commercial	13,683	11,046	24%	Commercial	113,142	96,209	18%
Industrial	302	628	(52)%	Industrial	2,274	4,960	(54)%
	73,734	59,736	23%		$622,947	$541,283	15%
End User Transportation*	87,607	81,818	7%	End User Transportation*	129,798	112,763	15%
TOTAL SALES	161,341	141,554	14%	TOTAL REVENUES	$752,745	$654,046	15%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Actuals**	205	347	(41)%	Actuals	4,046	3,178	27%
Normal	215	215	—%	Normal	3,898	4,006	(3)%
Deviation from normal	(5)%	61%		Deviation from normal	4%	(21)%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	YTD 2013	YTD 2012
DTE Electric	$(2)	$10
DTE Gas	7	(25)
________________
** 2013 CDDs adjusted/normalized to reflect actual customer response to weather; AMI usage data demonstrates non-linear response to weather variation

DTE Electric Temperature Normal Sales Analysis - YTD June 30, 2013

Temperature Normal Electric Sales - DTE Electric Service Area (GWh)				Temperature Normal Electric Sales - DTE Electric Service Area (Includes Electric Choice) (GWh)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	7,224	7,218	—%	Residential	7,224	7,218	—%
Commercial	8,091	7,974	1%	Commercial	9,576	9,465	1%
Industrial	5,111	4,920	4%	Industrial	6,173	5,961	4%
Other	469	479	(2)%	Other	469	479	(2)%
	20,895	20,591	1%	TOTAL SALES	23,442	23,123	1%
Choice	2,547	2,532	1%
TOTAL SALES	23,442	23,123	1%